Global Sources Limited
                        1055 Parsippany Blvd., Suite 106
                             Parsippany, N.J. 07054

                                                             As of April 1, 2000



Kimberly Colgate
8818 Wild Dunes
Sarasota, FL 34241

         Re:      Termination of Employment; Assignment of Domain Names; Release
                  --------------------------------------------------------------

Dear Ms. Colgate:

         Reference is made to that certain employment agreement dated August 26, 1999 (the "Employment Agreement") with Platinum Executive Search, Inc., predecessor entity by merger to Global Sources Limited, a Delaware corporation (the "Company") executed by Kimberly Colgate ("You") pursuant to that stock purchase agreement of even date therewith among You, U.S. Lawyers, Inc. (the "Subsidiary") and the Company (the "Purchase Agreement"). It is hereby acknowledged and confirmed by You that, at the time of the Purchase Agreement, You were the sole stockholder of U.S. Lawyers, Inc. and that You sold all of the issued and outstanding capital stock of the Subsidiary to the Company under such Purchase Agreement.

         In addition, You hereby confirm and agree, effective as of April 1, 2000, that: (1) other than the 125,000 shares of the Company's common stock received under the Purchase Agreement and the options to purchase up to 25,000 shares of the Company's common stock granted as of January 5, 2000 under the Employment Agreement, no other securities or derivative securities of the Company were issued to You and any and all right, title and interest, alleged or otherwise, held by You in and to any such other securities of the Company is hereby waived; (2) the Employment Agreement is terminated and, without any further action by any of the parties thereto, is deemed to be null and void, without any further effect; and (3) except as provided elsewhere in this Agreement, neither the Company nor the Subsidiary, or any of their respective affiliates, has any obligation, liability or debt to You.

         Except as otherwise provided in the next paragraph, upon the execution hereof, You, on behalf of yourself, your agents, heirs, executors, estate and personal representatives, and their respective successors and permitted assigns (collectively, the "Releasors"), do hereby forever release the Company and the Subsidiary, together with their respective officers, directors, employees, representatives, parent and subsidiary entities, as applicable, and the successors and assigns of each of them, as applicable (the "Company Releasees"), from any and all claims, suits, debts, liens, liabilities, losses, causes of action, rights, damages, demands, obligations, promises, costs and expenses (including, without limitation, attorneys' fees and expenses) of every kind, nature and description, in law or in equity, whether known or unknown, or known in the future, fixed or contingent, billed or unbilled, suspected, disclosed or undisclosed, claimed or concealed from the beginning of time through the date hereof, which You or the Releasors (or any of them) ever had, now have, or may in the future have, against the Company Releasees (or any of them) in connection with, arising out of or in any way related to (a) the Purchase Agreement and the transactions contemplated thereby, (b) the business of the Company Releasees and
(c) the Employment Agreement.

Kimberly Colgate
Page 2


         Notwithstanding anything to the contrary contained in this Agreement, effective as of April 1, 2000, any and all right, title and interest held by the Company and the Subsidiary in and to the website domain names set forth on Schedule A attached hereto shall be deemed conveyed, transferred and assigned to You and your agents, heirs, executors, estate, personal representatives and their respective successors and assigns.

         The parties hereby further confirm and agree promptly to execute, deliver, file or record such agreements, instruments, certificates and other documents and to perform such other and further acts as the other parties hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

         This Agreement and Schedule A attached hereto (i) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature; (ii) may not be modified, amended, altered or supplemented, except by a written agreement executed by each of the parties hereto; and (iii) shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts or choice of law.

         By executing this Agreement, which Agreement may be executed in two or more counterparts, each of which when executed shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same document, each of the parties hereto hereby represents and warrants that:
(i) such party has the requisite power, right, capacity and authority, as the case may be, to execute, to execute, deliver and perform this Agreement; (ii) this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms; and (iii) such party has received independent legal advice from attorneys of its choice with respect to the terms and provisions of this Agreement and of the consequences of entering into this Agreement.

                                              Very truly yours,

                                              GLOBAL SOURCES LIMITED


                                              By: /s/John Mazzuto
                                                 -------------------------------
                                                  John Mazzuto, President

                                              U.S. LAWYERS, INC.

                                              By: /s/ John Mazzuto
                                                  ------------------------------
                                                  Name:  John Mazzuto
                                                  Title: Secretary

THE FOREGOING IS HEREBY
ACKNOWLEDGED AND AGREED TO
THIS ___DAY OF _________ 2001 BY:

/s/ Kimberly Colgate
--------------------------------
Kimberly Colgate

                            SCHEDULE A - DOMAIN NAMES

           UNITEDSTATESLAWYERS.COM
           UNITEDSTATESLAWYERS.NET

           AL-LAWYER.COM                       (ALABAMA)
           AK-LAWYER.COM                       (ALASKA)
           AR-LAWYER.COM                       (ARKANSAS)
           AZ-LAWYER.COM                       (ARIZONA)
           CA-LAWYER.NET                       (CALIFORNIA)
           CO-LAWYER.COM                       (COLORADO)
           COLAWYER.COM
           CT-LAWYER.COM                       (CONNECTICUT)
           DE-LAWYER.COM                       (DELAWARE)
           FLLAWYER.COM                        (FLORIDA - NOTICE NO HYPHEN)
           GA-LAWYER.COM                       (GEORGIA)
           HI-LAWYER.COM                       (HAWAII)
           IA-LAWYER.COM                       (IOWA)
           ID-LAWYER.COM                       (IDAHO)
           IL-LAWYER.COM                       (ILLINOIS)
           ILLAWYER.COM
           IN-LAWYER.COM                       (INDIANA)
           KS-LAWYER.COM                       (KANSAS)
           KY-LAWYER.COM                       (KENTUCKY)
           LA-LAWYER.COM                       (LOUISIANA)
           ME-LAWYER.COM                       (MAINE)
           MA-LAWYER.COM                       (MASSACHUSETTS)
           MD-LAWYER.COM                       (MARYLAND)
           MI-LAWYER.COM                       (MICHIGAN)
           MILAWYER.COM
           MN-LAWYER.COM                       (MINNESOTA)
           MO-LAWYER.COM                       (MISSOURI)
           MS-LAWYER.COM                       (MISSISSIPPI)
           MT-LAWYER.COM                       (MONTANA)
           NC-LAWYER.COM                       (NORTH CAROLINA)
           ND-LAWYER.COM                       (NORTH DAKOTA)
           NE-LAWYER.COM                       (NEBRASKA)
           NEWJERSEY-LAWYER.COM                (NEW JERSEY OBVIOUS DIFFERENCE)
           NEWYORK-LAWYER.COM                  (NEW YORK - OBVIOUS DIFFERENCE)
           NH-LAWYER.COM                       (NEW HAMPSHIRE)
           NM-LAWYER.COM                       (NEW MEXICO)
           NV-LAWYER.COM                       (NEVADA)
           OH-LAWYER.COM                       (OHIO)
           OK-LAWYER.COM                       (OKLAHOMA)
           OR-LAWYER.COM                       (OREGON)
           PALAWYER.COM                        (PENNSYLVANIA ** NOTE NO HYPHEN)
           RILAW.COM                           McPartland
           SC-LAWYER.COM                       (SOUTH CAROLINA)
           SD-LAWYER.COM                       (SOUTH DAKOTA)
           TENN-LAWYER.COM                     (TENNESSEE - NOTE DIFFERENCE)
           TX-LAWYER.COM                       (TEXAS)
           UT-LAWYER.COM                       (UTAH)
           VALAWYER.COM                        (VIRGINIA ***NOTE NO HYPHEN)
           VT-LAWYER.COM                       (VERMONT)
           WA-LAWYER.COM                       (WASHINGTON)
           WI-LAWYER.COM                       (WISCONSIN)
           WV-LAWYER.COM                       (WEST VIRGINIA)
           WY-LAWYER.COM                       (WYOMING)